S&T Earnings Release -1

CONTACT: Mark Kochvar Chief Financial Officer 724.465.4826 800 Philadelphia Street Indiana, PA 15701 mark.kochvar@stbank.net www.stbancorp.com
FOR IMMEDIATE RELEASE

S&T Bancorp, Inc. Announces Second Quarter 2017 Results
-S&T Reports Solid EPS Growth-

Indiana, Pa. - July 20, 2017 - S&T Bancorp, Inc. (S&T) (NASDAQ: STBA), the holding company for S&T Bank with locations in Pennsylvania, Ohio and New York, announced today its second quarter 2017 earnings. Second quarter net income was $22.8 million, or $0.65 diluted earnings per share (EPS), compared to first quarter of 2017 net income of $18.2 million, or $0.52 diluted EPS, and second quarter of 2016 net income of $17.1 million, or $0.49 diluted EPS.

Second Quarter of 2017 Highlights:

•
Excluding securities gains of $0.07 in the second quarter and $0.01 in the first quarter of 2017, EPS grew 14% compared to the first quarter of 2017 and 18% compared to the second quarter of 2016 (Non-GAAP).

•	Net interest margin (FTE) (Non-GAAP) improved 7 basis points to 3.57% and net interest income increased $2.7 million, or 5.0%, to $56.6 million compared to the first quarter of 2017.

•	Return on average assets was 1.29% and return on average equity was 10.55% compared to 1.06% and 8.68% for the first quarter of 2017.

•	Expenses were well controlled during the quarter with an efficiency ratio of 51.48% (Non-GAAP).

•	Nonperforming loans decreased $9.3 million, or 20%, compared to the first quarter of 2017.

•	S&T declared a $0.20 per share dividend versus $0.19 in the same period a year ago, an increase of 5.3%.

“We are extremely pleased with our second quarter results,” said Todd Brice, president and chief executive officer of S&T.“ Net interest income growth drove solid core operating performance during the quarter. Our net interest income is 14% higher than it was in the second quarter of last year due to strong loan growth and the benefit of rising short term rates."

Net Interest Income

Net interest income increased $2.7 million, or 5.0%, to $56.6 million for the second quarter of 2017 compared to $53.9 million in the first quarter of 2017. Net interest margin on a fully taxable equivalent basis (FTE) (Non-GAAP) increased 7 basis points to 3.57% compared to 3.50% in the first quarter of 2017. The increases in net interest income and net interest margin (FTE) (Non-GAAP) were driven by average portfolio loan growth of $125 million, or 8.9% annualized, and the increase in short term rates. Loan yields increased 12 basis points to 4.30% compared to 4.18% in the first quarter, while the cost of total interest-bearing liabilities increased 8 basis points to 0.69% compared to 0.61%.

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S&T Earnings Release -2

Asset Quality

Nonperforming loans showed notable improvement with a $9.3 million, or 20%, decline compared to the first quarter of 2017. Two impaired loan relationships were positively resolved resulting in a decrease of $2.2 million in specific reserves during the second quarter of 2017. Net loan charge-offs were $5.3 million compared to $2.1 million in the first quarter of 2017. The provision for loan loss was $4.9 million compared to $5.2 million in the first quarter of 2017. The allowance for loan losses to total loans was 0.96% at June 30, 2017 compared to 0.97% at March 31, 2017.

Noninterest Income and Expense

Noninterest income increased $3.3 million to $16.3 million for the second quarter of 2017 compared to $13.0 million for the first quarter of 2017. The increase primarily related to higher securities gains of $3.2 million with $3.6 million in the second quarter compared to $0.4 million in the first quarter. Noninterest expense was well controlled with a decrease of $0.2 million to $36.6 million compared to $36.8 million for the first quarter of 2017. The efficiency ratio (Non-GAAP) improved to 51.48% compared to 53.83% in the first quarter and 54.37% in the second quarter of 2016 due to expense control and higher net interest income.

Financial Condition

Total assets were unchanged at $7.1 billion as of June 30, 2017 and March 31, 2017. Total portfolio loans remained relatively unchanged compared to March 31, 2017. Total deposits remained stable with a slight decrease mainly due to a decline in brokered deposits. Risk-based capital ratios increased this quarter due to earnings retention and a reduction in risk weighted assets. All capital ratios remain above the well-capitalized thresholds of federal bank regulatory agencies.

Dividend

The Board of Directors of S&T declared a $0.20 per share cash dividend at its regular meeting held July 17, 2017. This is an increase of 5.3% compared to a common stock dividend of $0.19 per share declared in the same period in the prior year. The dividend is payable August 17, 2017 to shareholders of record on August 3, 2017.

Conference Call

S&T will host its second quarter 2017 earnings conference call live over the Internet at 1:00 p.m. ET on Thursday, July 20, 2017. To access the webcast, go to S&T’s webpage at www.stbancorp.com and click on “Events & Presentations.” Select “2nd Quarter 2017 Conference Call” and follow the instructions. After the live presentation, the webcast will be archived on this website for at least 90 days. A replay of the call will also be available until July 27, 2017, by dialing 1.877.481.4010; the Conference ID # is 16035.

About S&T Bancorp, Inc. and S&T Bank

S&T Bancorp, Inc. is a $7.1 billion bank holding company that is headquartered in Indiana, Pa. and trades on the NASDAQ Global Select Market under the symbol STBA. Its principal subsidiary, S&T Bank, was established in 1902, and operates locations in Pennsylvania, Ohio and New York. For more information visit www.stbancorp.com or www.stbank.com.

This information contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to our financial condition, results of operations, plans, objectives, outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting S&T and its future business and operations. Forward looking statements are typically identified by words or phrases such as “will likely result,” “expect”, “anticipate,” “estimate,” “forecast,” “project,” “intend”, “ believe”, “assume”, “strategy”, “trend”,

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S&T Earnings Release -3

“plan”, “outlook”, “outcome”, “continue”, “remain”, “potential,” “opportunity”, “believe”, “comfortable”, “current”, “position”, “maintain”, “sustain”, “seek”, “achieve” and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could or may. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. The matters discussed in these forward-looking statements are subject to various risks, uncertainties and other factors that could cause actual results and trends to differ materially from those made, projected, or implied in or by the forward-looking statements depending on a variety of uncertainties or other factors including, but not limited to: credit losses, cyber-security concerns; rapid technological developments and changes; sensitivity to the interest rate environment including a prolonged period of low interest rates, a rapid increase in interest rates or a change in the shape of the yield curve; a change in spreads on interest-earning assets and interest-bearing liabilities; regulatory supervision and oversight; legislation affecting the financial services industry as a whole, and S&T, in particular; the outcome of pending and future litigation and governmental proceedings; increasing price and product/service competition; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; managing our internal growth and acquisitions; the possibility that the anticipated benefits from acquisitions cannot be fully realized in a timely manner or at all, or that integrating the acquired operations will be more difficult, disruptive or costly than anticipated; containing costs and expenses; reliance on significant customer relationships; general economic or business conditions; deterioration of the housing market and reduced demand for mortgages; deterioration in the overall macroeconomic conditions or the state of the banking industry that could warrant further analysis of the carrying value of goodwill and could result in an adjustment to its carrying value resulting in a non-cash charge to net income; re-emergence of turbulence in significant portions of the global financial and real estate markets that could impact our performance, both directly, by affecting our revenues and the value of our assets and liabilities, and indirectly, by affecting the economy generally and access to capital in the amounts, at the times and on the terms required to support our future businesses. Many of these factors, as well as other factors, are described in our filings with the SEC. Forward-looking statements are based on beliefs and assumptions using information available at the time the statements are made. We caution you not to unduly rely on forward-looking statements because the assumptions, beliefs, expectations and projections about future events may, and often do, differ materially from actual results. Any forward-looking statement speaks only as to the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect developments occurring after the statement is made.

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S&T Bancorp, Inc.	S&T Earnings Release -	4
Consolidated Selected Financial Data
Unaudited

	2017	2017	2016
	Second	First	Second
(dollars in thousands, except per share data)	Quarter	Quarter	Quarter
INTEREST INCOME
Loans, including fees	$60,558	$56,900	$52,019
Investment securities:
Taxable	2,947	2,848	2,580
Tax-exempt	928	920	915
Dividends	481	482	336
Total Interest Income	64,914	61,150	55,850

INTEREST EXPENSE
Deposits	5,976	5,379	5,029
Borrowings and junior subordinated debt securities	2,368	1,893	1,113
Total Interest Expense	8,344	7,272	6,142

NET INTEREST INCOME	56,570	53,878	49,708
Provision for loan losses	4,869	5,183	4,848
Net Interest Income After Provision for Loan Losses	51,701	48,695	44,860

NONINTEREST INCOME
Securities gains (losses), net	3,617	370	—
Debit and credit card fees	3,042	2,843	2,869
Service charges on deposit accounts	2,997	3,014	3,065
Wealth management fees	2,428	2,403	2,630
Insurance fees	1,461	1,464	1,205
Mortgage banking	675	733	578
Other	2,045	2,169	2,101
Total Noninterest Income	16,265	12,996	12,448

NONINTEREST EXPENSE
Salaries and employee benefits	19,903	20,541	17,626
Net occupancy	2,751	2,815	2,688
Data processing	2,135	2,251	2,518
Furniture and equipment	1,810	2,047	1,719
FDIC insurance	1,185	1,123	994
Other taxes	1,083	976	896
Professional services and legal	958	1,043	988
Marketing	948	754	1,075
Other	5,824	5,258	6,249
Total Noninterest Expense	36,597	36,808	34,753

Income Before Taxes	31,369	24,883	22,555
Provision for income taxes	8,604	6,695	5,496

Net Income	$22,765	$18,188	$17,059

Per Share Data
Shares outstanding at end of period	34,980,280	34,980,556	34,916,358
Average shares outstanding - diluted	34,906,496	34,912,261	34,764,565
Diluted earnings per share	$0.65	$0.52	$0.49
Dividends declared per share	$0.20	$0.20	$0.19
Dividend yield (annualized)	2.23%	2.31%	3.11%
Dividends paid to net income	30.60%	38.27%	38.75%
Book value	$24.90	$24.45	$23.63
Tangible book value (1)	$16.49	$16.02	$15.17
Market value	$35.86	$34.60	$24.45

Profitability Ratios (annualized)
Return on average assets	1.29%	1.06%	1.05%
Return on average shareholders' equity	10.55%	8.68%	8.37%
Return on average tangible shareholders' equity (2)	16.15%	13.45%	13.30%
Efficiency ratio (FTE) (3)	51.48%	53.83%	54.37%

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S&T Bancorp, Inc.	S&T Earnings Release -	5
Consolidated Selected Financial Data
Unaudited

	For the Six Months Ended June 30,
(dollars in thousands, except per share data)	2017	2016
INTEREST INCOME
Loans, including fees	$117,458	$103,177
Investment securities:
Taxable	5,796	5,134
Tax-exempt	1,848	1,857
Dividends	963	702
Total Interest Income	126,065	110,870

INTEREST EXPENSE
Deposits	11,355	9,284
Borrowings and junior subordinated debt securities	4,261	2,240
Total Interest Expense	15,616	11,524

NET INTEREST INCOME	110,449	99,346
Provision for loan losses	10,052	9,863
Net Interest Income After Provision for Loan Losses	100,397	89,483

NONINTEREST INCOME
Securities (losses) gains, net	3,987	—
Debit and credit card fees	5,885	5,655
Service charges on deposit accounts	6,012	6,064
Wealth management fees	4,831	5,382
Insurance fees	2,924	2,979
Mortgage banking	1,408	1,107
Gain on sale of credit card portfolio	—	2,066
Other	4,214	5,012
Total Noninterest Income	29,261	28,265

NONINTEREST EXPENSE
Salaries and employee benefits	40,444	38,528
Net occupancy	5,566	5,638
Data processing	4,386	4,630
Furniture and equipment	3,857	3,648
FDIC insurance	2,308	1,934
Other taxes	2,060	1,995
Professional services and legal	2,001	1,728
Marketing	1,702	1,976
Other	11,082	13,092
Total Noninterest Expense	73,406	73,169

Income Before Taxes	56,252	44,579
Provision for income taxes	15,299	11,427

Net Income	$40,953	$33,152

Per Share Data:
Average shares outstanding - diluted	34,907,377	34,747,663
Diluted earnings per share	$1.17	$0.95
Dividends declared per share	$0.40	$0.38
Dividends paid to net income	34.01%	39.85%

Profitability Ratios (annualized)
Return on average assets	1.18%	1.03%
Return on average shareholders' equity	9.63%	8.22%
Return on average tangible shareholders' equity (6)	14.83%	13.15%
Efficiency ratio (FTE) (7)	52.63%	55.81%

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S&T Bancorp, Inc.	S&T Earnings Release -	6
Consolidated Selected Financial Data
Unaudited

	2017	2017	2016
	Second	First	Second
(dollars in thousands)	Quarter	Quarter	Quarter
ASSETS
Cash and due from banks, including interest-bearing deposits	$125,863	$104,705	$94,991
Securities available-for-sale, at fair value	689,388	713,198	683,479
Loans held for sale	23,120	14,355	11,999
Commercial loans:
Commercial real estate	2,664,642	2,614,724	2,388,786
Commercial and industrial	1,401,283	1,422,297	1,385,746
Commercial construction	426,754	455,211	398,122
Total Commercial Loans	4,492,679	4,492,232	4,172,654
Consumer loans:
Residential mortgage	706,143	700,610	671,665
Home equity	484,960	479,402	480,204
Installment and other consumer	70,068	70,219	58,139
Consumer construction	3,969	4,363	5,602
Total Consumer Loans	1,265,140	1,254,594	1,215,610
Total portfolio loans	5,757,819	5,746,826	5,388,264
Allowance for loan losses	(55,351)	(55,816)	(52,213)
Total portfolio loans, net	5,702,468	5,691,010	5,336,051
Federal Home Loan Bank and other restricted stock, at cost	33,417	29,739	23,337
Goodwill	291,670	291,670	291,670
Other assets	220,240	220,421	232,678
Total Assets	$7,086,166	$7,065,098	$6,674,205

LIABILITIES
Deposits:
Noninterest-bearing demand	$1,335,768	$1,300,707	$1,220,568
Interest-bearing demand	636,904	631,652	662,509
Money market	950,619	985,723	700,219
Savings	1,010,348	1,032,864	1,033,077
Certificates of deposit	1,476,223	1,484,379	1,503,945
Total Deposits	5,409,862	5,435,325	5,120,318

Borrowings:
Securities sold under repurchase agreements	46,489	46,987	48,479
Short-term borrowings	645,000	610,000	550,000
Long-term borrowings	13,518	14,118	15,888
Junior subordinated debt securities	45,619	45,619	45,619
Total Borrowings	750,626	716,724	659,986
Other liabilities	54,616	57,869	68,851
Total Liabilities	6,215,104	6,209,918	5,849,155

SHAREHOLDERS' EQUITY
Total Shareholders' Equity	871,062	855,180	825,050
Total Liabilities and Shareholders' Equity	$7,086,166	$7,065,098	$6,674,205

Capitalization Ratios
Shareholders' equity / assets	12.29%	12.10%	12.36%
Tangible common equity / tangible assets (4)	8.49%	8.28%	8.30%
Tier 1 leverage ratio	9.01%	8.92%	8.92%
Common equity tier 1 capital	10.53%	10.16%	9.70%
Risk-based capital - tier 1	10.89%	10.52%	10.06%
Risk-based capital - total	12.37%	12.02%	11.52%

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S&T Bancorp, Inc.	S&T Earnings Release -	7
Consolidated Selected Financial Data
Unaudited

	2017		2017		2016
	Second		First		Second
(dollars in thousands)	Quarter		Quarter		Quarter
Net Interest Margin (FTE) (QTD Averages)
ASSETS
Interest-bearing deposits with banks	$48,547	0.91%	$66,173	0.85%	$38,233	0.47%
Securities available-for-sale, at fair value	709,208	2.48%	697,327	2.44%	681,409	2.39%
Loans held for sale	5,053	2.61%	2,211	4.44%	11,243	4.15%
Commercial real estate	2,664,696	4.30%	2,524,859	4.25%	2,309,310	4.12%
Commercial and industrial	1,430,080	4.30%	1,413,801	4.16%	1,370,427	3.89%
Commercial construction	421,456	4.09%	454,886	3.70%	391,569	3.69%
Total Commercial Loans	4,516,232	4.28%	4,393,546	4.16%	4,071,306	4.00%
Residential mortgage	700,406	4.14%	699,849	4.05%	658,298	4.13%
Home equity	481,039	4.38%	480,411	4.14%	473,452	4.10%
Installment and other consumer	69,899	6.46%	68,164	6.49%	60,278	6.46%
Consumer construction	4,572	4.93%	5,374	3.67%	7,192	4.13%
Total Consumer Loans	1,255,916	4.36%	1,253,798	4.22%	1,199,220	4.24%
Total portfolio loans	5,772,148	4.30%	5,647,344	4.18%	5,270,526	4.05%
Total loans	5,777,201	4.30%	5,649,555	4.18%	5,281,769	4.05%
Federal Home Loan Bank and other restricted stock	33,082	4.60%	32,690	4.68%	22,017	4.32%
Total Interest-earning Assets	6,568,038	4.08%	6,445,745	3.96%	6,023,428	3.85%
Noninterest-earning assets	507,425		511,125		520,720
Total Assets	$7,075,463		$6,956,870		$6,544,148

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing demand	$649,440	0.22%	$633,232	0.18%	$651,009	0.17%
Money market	937,272	0.72%	938,014	0.61%	672,097	0.41%
Savings	1,019,220	0.21%	1,041,647	0.21%	1,030,357	0.19%
Certificates of deposit	1,457,107	0.93%	1,403,796	0.91%	1,550,936	0.93%
Total interest-bearing deposits	4,063,039	0.59%	4,016,689	0.54%	3,904,399	0.52%
Securities sold under repurchase agreements	50,082	0.06%	48,896	0.01%	52,443	0.01%
Short-term borrowings	682,584	1.09%	671,784	0.84%	366,942	0.64%
Long-term borrowings	13,765	2.96%	14,362	2.91%	54,588	1.30%
Junior subordinated debt securities	45,619	3.60%	45,619	3.45%	45,619	3.10%
Total borrowings	792,050	1.20%	780,661	0.98%	519,592	0.86%
Total interest-bearing liabilities	4,855,089	0.69%	4,797,350	0.61%	4,423,991	0.56%
Noninterest-bearing liabilities	1,354,711		1,309,401		1,300,621
Shareholders' equity	865,663		850,119		819,536
Total Liabilities and Shareholders' Equity	$7,075,463		$6,956,870		$6,544,148

Net Interest Margin (5)		3.57%		3.50%		3.44%

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S&T Bancorp, Inc.	S&T Earnings Release -	8
Consolidated Selected Financial Data
Unaudited

	For the Six Months Ended June 30,
(dollars in thousands)	2017		2016
Net Interest Margin (FTE) (YTD Averages)
ASSETS
Interest-bearing deposits with banks	$57,311	0.87%	$43,196	0.51%
Securities available-for-sale, at fair value	703,300	2.46%	674,064	2.42%
Loans held for sale	3,639	3.16%	19,364	6.40%
Commercial real estate	2,595,163	4.27%	2,252,345	4.14%
Commercial and industrial	1,421,986	4.23%	1,338,890	3.91%
Commercial construction	438,079	3.89%	394,290	3.73%
Total Commercial Loans	4,455,228	4.22%	3,985,525	4.02%
Residential mortgage	700,129	4.10%	648,830	4.14%
Home equity	480,727	4.26%	471,142	4.13%
Installment and other consumer	69,036	6.47%	67,828	6.25%
Consumer construction	4,971	4.25%	7,833	4.18%
Total Consumer Loans	1,254,863	4.29%	1,195,633	4.26%
Total portfolio loans	5,710,091	4.24%	5,181,158	4.07%
Total loans	5,713,730	4.24%	5,200,522	4.08%
Federal Home Loan Bank and other restricted stock	32,888	4.64%	22,305	4.52%
Total Interest-earning Assets	6,507,229	4.02%	5,940,087	3.87%
Noninterest-earning assets	509,265		520,368
Total Assets	$7,016,494		$6,460,455

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing demand	$641,381	0.20%	$638,751	0.16%
Money market	937,641	0.67%	650,126	0.37%
Savings	1,030,371	0.21%	1,045,737	0.19%
Certificates of deposit	1,430,599	0.92%	1,488,037	0.89%
Total interest-bearing deposits	4,039,992	0.57%	3,822,651	0.49%
Securities sold under repurchase agreements	49,492	0.03%	58,373	0.01%
Short-term borrowings	677,214	0.97%	348,165	0.63%
Long-term borrowings	14,062	2.94%	85,647	1.06%
Junior subordinated debt securities	45,619	3.53%	45,619	3.05%
Total borrowings	786,387	1.09%	537,804	0.84%
Total Interest-bearing Liabilities	4,826,379	0.65%	4,360,455	0.53%
Noninterest-bearing liabilities	1,332,181		1,288,820
Shareholders' equity	857,934		811,180
Total Liabilities and Shareholders' Equity	$7,016,494		$6,460,455

Net Interest Margin (8)		3.53%		3.48%

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S&T Bancorp, Inc.	S&T Earnings Release -	9
Consolidated Selected Financial Data
Unaudited

	2017		2017		2016
	Second		First		Second
(dollars in thousands)	Quarter		Quarter		Quarter
Nonperforming Loans (NPL)
Commercial loans:		% NPL		% NPL		% NPL
Commercial real estate	$7,199	0.27%	$8,617	0.33%	$10,887	0.46%
Commercial and industrial	17,418	1.24%	21,879	1.54%	11,342	0.82%
Commercial construction	2,313	0.54%	3,758	0.83%	8,182	2.06%
Total Nonperforming Commercial Loans	26,930	0.60%	34,254	0.76%	30,411	0.73%
Consumer loans:
Residential mortgage	7,056	0.99%	8,218	1.17%	9,283	1.38%
Home equity	2,642	0.54%	3,484	0.73%	3,168	0.66%
Installment and other consumer	41	0.06%	36	0.05%	43	0.07%
Total Nonperforming Consumer Loans	9,739	0.76%	11,738	0.93%	12,494	1.03%
Total Nonperforming Loans	$36,669	0.63%	$45,992	0.80%	$42,905	0.79%

	2017	2017	2016
	Second	First	Second
(dollars in thousands)	Quarter	Quarter	Quarter
Loan Charge-offs
Charge-offs	$5,822	$2,942	$3,496
Recoveries	(488)	(800)	(514)
Net Loan Charge-offs	$5,334	$2,142	$2,982

Net Loan Charge-offs
Commercial loans:
Commercial real estate	$1,518	$312	$1,624
Commercial and industrial	2,613	528	(81)
Commercial construction	(113)	388	943
Total Commercial Loan Charge-offs	4,018	1,228	2,486
Consumer loans:
Residential mortgage	695	481	158
Home equity	354	183	37
Installment and other consumer	295	258	340
Consumer construction	(28)	(8)	(39)
Total Consumer Loan Charge-offs	1,316	914	496
Total Net Loan Charge-offs	$5,334	$2,142	$2,982

	For the Six Months Ended June 30,
(dollars in thousands)	2017	2016
Loan Charge-offs
Charge-offs	$8,763	$7,123
Recoveries	(1,287)	(1,326)
Net Loan Charge-offs	$7,476	$5,797

Net Loan Charge-offs
Commercial loans:
Commercial real estate	$1,830	$1,317
Commercial and industrial	3,141	2,410
Commercial construction	275	942
Total Commercial Loan Charge-offs	5,246	4,669
Consumer loans:
Residential mortgage	1,176	176
Home equity	536	158
Installment and other consumer	553	904
Consumer construction	(35)	(110)
Total Consumer Loan Charge-offs	2,230	1,128
Total Net Loan Charge-offs	$7,476	$5,797

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S&T Bancorp, Inc.	S&T Earnings Release -	10
Consolidated Selected Financial Data
Unaudited

	2017	2017	2016
	Second	First	Second
(dollars in thousands)	Quarter	Quarter	Quarter
Asset Quality Data
Nonperforming loans	$36,669	$45,992	$42,905
Assets acquired through foreclosure or repossession	1,620	873	328
Nonperforming assets	38,289	46,865	43,233
Troubled debt restructurings (nonperforming)	10,105	10,324	15,028
Troubled debt restructurings (performing)	15,080	13,086	20,598
Total troubled debt restructurings	25,185	23,410	35,626
Nonperforming loans / loans	0.63%	0.80%	0.79%
Nonperforming assets / loans plus OREO	0.66%	0.81%	0.80%
Allowance for loan losses / total portfolio loans	0.96%	0.97%	0.97%
Allowance for loan losses / nonperforming loans	151%	121%	122%
Net loan charge-offs (recoveries)	$5,334	$2,142	$2,982
Net loan charge-offs (recoveries)(annualized) / average loans	0.37%	0.15%	0.23%

	For the Six Months Ended June 30,
(dollars in thousands)	2017	2016
Asset Quality Data
Net loan charge-offs (recoveries)	$7,476	$5,797
Net loan charge-offs (recoveries)(annualized) / average loans	0.26%	0.22%

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S&T Bancorp, Inc.	S&T Earnings Release -	11
Consolidated Selected Financial Data
Unaudited

Definitions and Reconciliation of GAAP to Non-GAAP Financial Measures:

	2017	2017	2016
	Second	First	Second
	Quarter	Quarter	Quarter

(1) Tangible Book Value (non-GAAP)
Total shareholders' equity	$871,062	$855,180	$825,050
Less: goodwill and other intangible assets	(295,861)	(296,222)	(297,327)
Tax effect of other intangible assets	1,467	1,593	1,980
Tangible common equity (non-GAAP)	$576,668	$560,551	$529,703
Common shares outstanding	34,980	34,981	34,916
Tangible book value (non-GAAP)	$16.49	$16.02	$15.17

(2) Return on Average Tangible Shareholders' Equity (non-GAAP)
Net income (annualized)	$91,309	$73,762	$68,612
Plus: amortization of intangibles (annualized)	1,449	1,453	1,648
Tax effect of amortization of intangibles (annualized)	(507)	(509)	(577)
Net income before amortization of intangibles (annualized)	$92,251	$74,706	$69,683

Average total shareholders' equity	$865,663	$850,119	$819,536
Less: average goodwill and other intangible assets	(296,074)	(296,416)	(297,542)
Tax effect of average goodwill and other intangible assets	1,541	1,661	2,055
Average tangible equity (non-GAAP)	$571,130	$555,364	$524,049
Return on average tangible equity (non-GAAP)	16.15%	13.45%	13.30%

(3) Efficiency Ratio (non-GAAP)
Noninterest expense	$36,597	$36,808	$34,753

Net interest income per consolidated statements of net income	$56,570	$53,878	$49,708
Less: securities (gains) losses, net	(3,617)	(370)	—
Plus: taxable equivalent adjustment	1,877	1,871	1,762
Net interest income (FTE) (non-GAAP)	54,830	55,379	51,470
Noninterest income	16,265	12,996	12,448
Net interest income (FTE) (non-GAAP) plus noninterest income	$71,095	$68,375	$63,918
Efficiency ratio (non-GAAP)	51.48%	53.83%	54.37%

(4) Tangible Common Equity / Tangible Assets (non-GAAP)
Total shareholders' equity	$871,062	$855,180	$825,050
Less: goodwill and other intangible assets	(295,861)	(296,222)	(297,327)
Tax effect of goodwill and other intangible assets	1,467	1,593	1,980
Tangible common equity (non-GAAP)	$576,668	$560,551	$529,703

Total assets	$7,086,166	$7,065,098	$6,674,205
Less: goodwill and other intangible assets	(295,861)	(296,222)	(297,327)
Tax effect of goodwill and other intangible assets	1,467	1,593	1,980
Tangible assets (non-GAAP)	$6,791,772	$6,770,469	$6,378,858
Tangible common equity to tangible assets (non-GAAP)	8.49%	8.28%	8.30%

(5) Net Interest Margin Rate (FTE) (non-GAAP)
Interest income	$64,914	$61,150	$55,850
Less: interest expense	(8,344)	(7,272)	(6,142)
Net interest income per consolidated statements of net income	56,570	53,878	49,708
Plus: taxable equivalent adjustment	1,877	1,871	1,762
Net interest income (FTE) (non-GAAP)	58,447	55,749	51,470
Net interest income (FTE) (annualized)	234,430	226,093	207,011
Average earning assets	$6,568,038	$6,445,745	$6,023,428
Net interest margin - (FTE) (non-GAAP)	3.57%	3.50%	3.44%

- more -

S&T Bancorp, Inc.	S&T Earnings Release -	12
Consolidated Selected Financial Data
Unaudited

	For the Six Months Ended June 30,
	2017	2016

(6) Return on Average Tangible Shareholders' Equity (non-GAAP)
Net income (annualized)	$82,584	$66,668
Plus: amortization of intangibles (annualized)	1,451	1,746
Tax effect on amortization of intangibles (annualized)	(508)	(611)
Net income before amortization of intangibles (annualized)	$83,527	$67,803

Average total shareholders' equity	$857,934	$811,180
Less: average goodwill and other intangible assets	(296,244)	(297,789)
Tax effect on average goodwill and other intangible assets	1,601	2,131
Average tangible equity (non-GAAP)	$563,291	$515,522
Return on average tangible equity (non-GAAP)	14.83%	13.15%

(7) Efficiency Ratio (non-GAAP)
Noninterest expense	$73,406	$73,169

Net interest income per consolidated statements of net income	$110,449	$99,346
Less: securities (gains) losses, net	(3,987)	—
Plus: taxable equivalent adjustment	3,747	3,484
Net interest income (FTE) (non-GAAP)	110,209	102,830
Noninterest income	29,261	28,265
Net interest income (FTE) (non-GAAP) plus noninterest income	$139,470	$131,095
Efficiency ratio (non-GAAP)	52.63%	55.81%

(8) Net Interest Margin Rate (FTE) (non-GAAP)
Interest income	$126,065	$110,870
Less: interest expense	(15,616)	(11,524)
Net interest income per consolidated statements of net income	110,449	99,346
Plus: taxable equivalent adjustment	3,747	3,484
Net interest income (FTE) (non-GAAP)	114,196	102,830
Net interest income (FTE) (annualized)	230,285	206,790
Average earning assets	$6,507,230	$5,940,087
Net interest margin - (FTE) (non-GAAP)	3.53%	3.48%

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